SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2023, the Board of Directors of CKX Lands, Inc. (the “Registrant”) adopted Amended and Restated Bylaws of the Registrant (“Amended and Restated Bylaws”), which became effective upon approval by the Board. Among other things, the Amended and Restated Bylaws include the following changes to the Registrant’s prior bylaws:

●
Revisions to Section 2.14, which sets forth procedures that shareholders must follow to nominate candidates for director and propose business at shareholder meetings, to reflect the Securities and Exchange Commission’s adoption of new Rule 14a-19 under the Securities Exchange Act of 1934 (“Exchange Act”) concerning “universal proxies.”  Among other things, Rule 14a-19 requires that in a contested director election, management and shareholders soliciting proxy votes for their candidates must include on the proxy card they send to shareholders all director nominees presented by management and shareholders for election at the shareholders meeting. The amendments to Section 2.14 include, without limitation:

o
in accordance with Rule 14a-19, a requirement that shareholders nominating their own director candidates solicit holders of at least 67 percent of the voting power of the shares of the Registrant’s common stock entitled to vote in the election, and that shareholders provide the Registrant with advance notice of their intent to do so;

o	a requirement that the nominating shareholder provide the nominee’s written consent to being named on the proxy card for the meeting and to serving for a full term if elected and
o
a provision that if a shareholder provides the required notice under Rule 14a-19 or includes such information in a proxy statement previously filed by the shareholder, but subsequently fails either to comply with Rule 14a-19 or to provide reasonable evidence of its compliance as requested by the Registrant, then the Registrant shall disregard the nomination and any proxies voted or votes solicited for the shareholder’s nominees;

●
A requirement that a shareholder who solicits proxies from other shareholders must use a proxy card color other than white, which is reserved for the exclusive use of the Registrant’s Board of Directors;

●
A provision permitting the Board of Directors to authorize a virtual shareholders meeting or the remote participation of shareholders in a shareholders meeting that is held in a physical place, in accordance with Louisiana law and

●	Other technical, clarifying and/or conforming changes.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant (adopted as of August 10, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: August 14, 2023	By:	/s/ William Gray Stream
William Gray Stream President